UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 22, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Exact name of registrant as specified in its charter State or other jurisdiction of incorporation or organization Address of principal executive offices Registrant’s telephone number, including area code	IRS Employer Identification No.
333-90553	MIDAMERICAN FUNDING, LLC (An Iowa Limited Liability Company) 666 Grand Avenue Des Moines , Iowa 50309-2580 (515) 242-4300	47-0819200

333-15387	MIDAMERICAN ENERGY COMPANY (An Iowa Corporation) 666 Grand Avenue Des Moines , Iowa 50309-2580 (515) 242-4300	42-1425214

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of each registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
MIDAMERICAN FUNDING, LLC	None
MIDAMERICAN ENERGY COMPANY	None
Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On January 24, 2024, MidAmerican Energy Company (the “Company”) issued $600,000,000 aggregate principal amount of the Company’s 5.300% First Mortgage Bonds due 2055 (the “First Mortgage Bonds”). The First Mortgage Bonds were offered and sold pursuant to the provisions of an underwriting agreement (the “Underwriting Agreement”) among the Company, BMO Capital Markets Corp., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., and SMBC Nikko Securities America, Inc., as representatives for several underwriters (collectively, the “Underwriters”) dated January 22, 2024. The Underwriting Agreement contains certain customary representations, warranties and covenants concerning the Company and the registration statement relating to the offering of the First Mortgage Bonds. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
The First Mortgage Bonds were issued pursuant to the Indenture dated September 9, 2013 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended by the First Supplemental Indenture dated September 19, 2013 (the “First Supplemental Indenture”), and as supplemented by the Twelfth Supplemental Indenture dated January 24, 2024 (the “Twelfth Supplemental Indenture”).
The First Mortgage Bonds are secured by a first mortgage lien on substantially all of the Company’s electric generating, transmission and distribution property within the State of Iowa, subject to certain exceptions and permitted encumbrances, created by a Mortgage, Security Agreement, Fixture Filing and Financing Statement dated September 9, 2013, from the Company to The Bank of New York Mellon Trust Company, N.A., as collateral trustee, as may be amended or supplemented from time to time.
The First Mortgage Bonds are secured equally and ratably with the Company’s currently outstanding senior notes as required by the terms of the indentures under which such senior notes were issued, and with all of the Company’s other first mortgage bonds from time to time outstanding. The Company intends to allocate an amount equal to the net proceeds of the First Mortgage Bonds to finance or refinance, in whole or in part, existing or new Eligible Projects (as defined in the Company’s prospectus supplement dated January 22, 2024, which was filed with the Securities and Exchange Commission on January 23, 2024).
The First Mortgage Bonds will be redeemable prior to maturity, under the terms and conditions set forth in the Twelfth Supplemental Indenture.
The descriptions of the Underwriting Agreement, the Indenture, the First Supplemental Indenture, the Twelfth Supplemental Indenture and the First Mortgage Bonds are qualified in their entirety by reference to the Underwriting Agreement, the Indenture, the First Supplemental Indenture, the Twelfth Supplemental Indenture and the specimen global certificate evidencing the First Mortgage Bonds, copies of which are filed as exhibits to this Form
8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 22, 2024

4.1	Indenture, dated September 9, 2013 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 13, 2013)

4.2	First Supplemental Indenture, dated September 19, 2013 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 19, 2013)

4.3	Twelfth Supplemental Indenture, dated January 24, 2024

4.4	Specimen of the 5.300% First Mortgage Bonds due 2055 (included in Exhibit 4.3 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Jeffery B. Erb

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Jeffery B. Erb (included in Exhibit 5.2 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN FUNDING, LLC MIDAMERICAN ENERGY COMPANY
(Registrant)

Date: January 24, 2024

/s/ Blake M. Groen
Blake M. Groen
Vice President and Controller of MidAmerican Funding, LLC and
Vice President and Chief Financial Officer of MidAmerican Energy Company